COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 8          -         COMMITMENTS AND CONTINGENCIES

A.       Under the research and development agreements of the Company with the OCS and pursuant to applicable laws, the Company has undertaken to pay royalties at the rate of 3.5%-5% (2015 onwards-5%) on sales of products developed with funds provided by the OCS, up to an amount equal to 100% of the OCS research and development grants received, linked to the dollar plus interest on the unpaid amount received based on the 12-month LIBOR rate (from the year the grant was approved) applicable to dollar deposits. Refund of the grants thereon is contingent on future sales and the Company has no obligation to refund grants if sufficient sales are not generated.

The place of manufacturing of a product that was developed with the support of the OCS, or based on know-how developed with the support of the OCS, shall be according to the supported Company's declaration in the application for support (including manufacturing abroad). In case the Company wishes to transfer its manufacturing activities abroad, in addition to their statement in the application for support, they will be required to receive approval from the OCS research committee. The committee is entitled to increase both the royalty liability and the rate of the royalty payments. The increased repayment is calculated according to the percentage of the manufacturing activities that are intended to be carried out outside Israel, and can reach up to 300% of the original sum. When the manufacturing of the product is being done outside of Israel, the Company subsidiaries shall be required to pay an increased royalty rate of an additional 1%.

As of December 31, 2015 the Company has received grants in the aggregate amount of $24,341 (December 31, 2014: $22,940) from the OCS.

As of December 31, 2015, the Company has paid or accrued royalties to the OCS in the amount of $7,926 (December 31, 2014: $6,670), which were recorded in cost of revenues.

Royalty expense amounted to $1,255, $1,019, and $787 for the years 2015, 2014 and 2013, respectively. The balance of the contingent liability to the OCS as of December 31, 2015 was approximately $23,959 (December 31, 2014: $22,605).

B.     The Company rents its facilities under various operating lease agreements, which expire on various dates, the latest of which is in 2020. The minimum rental payments are as follows:

Year

2016	$1,725
2017	1,199
2018	1,199
2019	1,199
2020	$1,199

Rental expense for the facilities amounted to $1,781, $1,594 and $1,344 for the year 2015, 2014 and 2013, respectively In connection with the Company's facilities lease agreement in Israel, the lessor has a lien of approximately $750 on certain bank deposits as of December 31, 2015. These deposits are included in long-term interest-bearing bank deposits.

C.     The Company is obligated under certain agreements with its suppliers to purchase specified items of excess inventory which is expected to be utilized in 2016. As of December 31, 2015, non-cancelable purchase obligations were approximately $9,588.